UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Former address: 138 Conant Street, Beverly, Massachusetts 01915

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into a Material Definitive Agreement

On June 28, 2016, Easterly Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, its wholly-owned subsidiary, Solaris Merger Sub Inc. (“Merger Sub”), Sungevity, Inc. (“Sungevity”), and Shareholder Representative Services LLC (“Sellers Representative”), providing for the merger (the “Merger”) of Merger Sub with and into Sungevity, with Sungevity surviving the Merger as a wholly-owned subsidiary of the Company (the “Business Combination”). Concurrently with the signing of the Merger Agreement, the Company entered into Voting Agreements (the “Voting Agreements”), by and between the Company and certain stockholders of Sungevity, pursuant to which each such stockholder of Sungevity has agreed to vote its voting shares of Sungevity capital stock (the “Voting Shares”) for the adoption of the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, upon the effectiveness of the Merger (the “Effective Time”), all shares of Sungevity stock then outstanding (other than (i) shares of Sungevity stock held by Sungevity as treasury stock or owned by Sungevity, the Company or any of their respective wholly-owned subsidiaries or (ii) shares of Sungevity stock that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) (the “Sungevity Stock”) will be converted into common stock of the Company (“Company Common Stock”).  Additionally, each outstanding option to acquire shares of the Sungevity stock issued under any of Sungevity’s equity compensation plans (“Sungevity Options”) will be cancelled and extinguished. Holders of vested Sungevity Options and Sungevity common stock shall be entitled to receive a portion of up to 1,750,000 shares of Company Common Stock, subject to each such holder of Sungevity Options and Sungevity common stock executing a lock-up agreement pursuant to which such employee shall agree not to transfer such Company Common Stock for one year after the Effective Time. Further, (A) all outstanding warrants issued by Sungevity (“Sungevity Warrants”) will automatically be converted into their underlying shares of Sungevity stock on a “net exercise” basis, and (B) all outstanding subordinated convertible notes issued by Sungevity (“Sungevity Convertible Notes”) will automatically be converted (including any accrued but unpaid interest thereon and any other amounts payable thereunder) into their underlying shares of Sungevity stock at the conversion price set forth in the applicable note purchase agreement, in either case, immediately prior to the Effective Time, with the resulting shares of Sungevity stock being converted into Company Common Stock.

As a result of the Merger, holders of Sungevity Stock, Sungevity Warrants, Sungevity Options and Sungevity Convertible Notes will receive in the aggregate 35,000,000 shares of Company Common Stock. Of this amount, 3,325,000 shares are to be held in escrow as security for certain indemnification obligations of certain Sungevity equity holders under the Merger Agreement.

Additionally, pursuant to the Merger Agreement, immediately following the Effective Time, a total of 700,000 shares of Company Common Stock are to be issued without consideration to certain Sungevity employees, subject to each such employee executing a lock-up agreement pursuant to which such employee shall agree not to transfer such Company Common Stock for one year after the Effective Time.

Sellers Representative

Shareholder Representative Services LLC is serving as the sellers representative under the Merger Agreement (the “Sellers Representative”) and, in such capacity, will represent the interests of the recipients of the Company Common Stock with respect to certain matters under the Merger Agreement, including any indemnification claims made against certain of the equity holders of Sungevity after the closing of the Merger.

Representations and Warranties

Under the Merger Agreement, each of Sungevity, on the one hand, and the Company and Merger Sub, on the other hand, made customary representations and warranties for transactions of this nature. The representations and warranties made under the Merger Agreement survive the closing until the date that is ten business days after the date on which the Company is required to file its Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) for its 2017 fiscal year for purposes of certain indemnification obligations of the selling equity holders of Sungevity.

Covenants of the Parties

Under the Merger Agreement, each of Sungevity, on the one hand, and the Company and Merger Sub, on the other hand, made certain covenants and agreements to the other that are customary for transactions of this nature, including, among others, the operation of their respective businesses between signing of the Merger Agreement and the closing of the Merger, their efforts required to consummate the closing of the Merger, access, confidentiality and continuing indemnification of directors and officers for pre-closing matters. Subject to certain exceptions set forth in the Merger Agreement, the Merger Agreement prohibits Sungevity and the Company from soliciting, discussing, negotiating or providing information in connection with alternative acquisition proposals prior to the Closing or termination of the Merger Agreement.

Any covenants and agreements of the parties in the Merger Agreement or in any certificate delivered in connection therewith, and the related right to make an indemnification claim, will survive until they have been fully performed.

Conditions to Consummation of the Merger

The obligations of the parties to consummate the Merger are subject to the fulfillment (or waiver) of customary closing conditions of the respective parties. In addition, each parties’ obligations to consummate the Merger are subject to the fulfillment (or waiver) of other closing conditions, including: (i) the receipt of the requisite approval from the Company’s stockholders of the Merger Agreement and the transactions contemplated thereby; (ii) the receipt of the requisite approval from Sungevity’s stockholders of the Merger Agreement and the transactions contemplated thereby; (iii) a registration statement on Form S-4 (the “Form S-4”) registering the shares to be issued to Sungevity’s stockholders pursuant to the Merger Agreement shall have become effective; (iv) that the applicable waiting period under the Hart-Scott-Rodino Act and applicable antitrust laws have expired or early termination has been granted; (v) the Company, the Sellers Representative and Key Bank National Association shall have executed an escrow agreement providing for the deposit of shares of Company Common Stock to secure indemnification obligations of Sungevity’s stockholders pursuant to the Merger Agreement; (vi) the organizational documents of the Company will be amended and restated as described in the Merger Agreement; (vii) there has been no material adverse effect with respect to the Company or Sungevity since the date of the Merger Agreement; and (viii) that the Company have $75 million of cash available at the closing.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing. In addition, the Merger Agreement may be terminated under other circumstances at any time prior to the Closing, including, among others: (i) by either the Company or Sungevity if the closing of the Merger has not occurred by the earlier of (i) 116 days after the date the Form S-4 is initially filed with the SEC and (ii) December 28, 2016 (the “Outside Date”), so long as there is no breach by such terminating party (or its related parties) that caused the closing not to have occurred; (ii) by either the Company or Sungevity if the special meeting of the Company’s stockholders shall have occurred and Company’s stockholders shall not have approved the Merger Agreement and the transactions contemplated thereby; (iii) by the Company if Sungevity’s stockholders shall not have approved the Merger Agreement and the transactions contemplated thereby by the date of the special meeting of the Company’s stockholders; or (iv) by the Company if prior to the date that Sungevity’s stockholders approval of the Merger Agreement and the transactions contemplated thereby has been obtained, the Sungevity board of directors changes its recommendation to Sungevity’s stockholders that they approve the Merger Agreement and the transactions contemplated thereby or Sungevity has materially breached certain provisions of the Merger Agreement with respect to obtaining Sungevity’s stockholder approval or soliciting alternative proposals.

If (A) the Merger Agreement is terminated for either of the reasons set forth in clauses (i) or (iii) of the preceding paragraph, at such time of termination an acquisition proposal by another party was announced and Sungevity rejected such acquisition proposal, Sungevity did not solicit its stockholders to be in favor of such alternative proposal and within 12 months of such termination Sungevity enters into an agreement with respect to such rejected alternative acquisition proposal, (B) the Merger Agreement is terminated for either of the reasons set forth in clauses (i) or (iii) of the preceding paragraph, at such time of termination an acquisition proposal by another party was announced and not rejected by Sungevity or Sungevity solicited its stockholders to be in favor of such alternative proposal and within 12 months of such termination Sungevity enters into an agreement with respect to any alternative acquisition proposal, or (C) Sungevity terminated the Merger Agreement for the reason set forth in clause (iv) of the preceding paragraph, then Sungevity shall pay the Company a termination fee of the lesser of $12,000,000 or 5% of the fair market value of Sungevity in such alternative acquisition.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to confidentiality, public announcements and general provisions) will terminate, and, except as set forth in the preceding paragraph and certain obligations of Sungevity to reimburse the Company for expenses, no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Voting Agreement

Concurrent with the execution of the Merger Agreement, five Sungevity stockholders entered into the Voting Agreements with the Company pursuant to which each such Sungevity stockholder has agreed to vote its Voting Shares in favor of the Merger Agreement. The Voting Shares subject to the Voting Agreements represent 40.95% of the outstanding stock of Sungevity on an as converted basis. A copy of the form of Voting Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 above is incorporated into this Item 3.02 by reference herein. Pursuant to the Merger Agreement, immediately following the Effective Time, a total of 700,000 shares of Company Common Stock are to be issued without consideration to certain Sungevity employees, subject to each such employee executing a lock-up agreement pursuant to which such employee shall agree not to transfer such Company Common Stock for one year after the Effective Time.

The shares of Company Common Stock to be issued to these Sungevity employees will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder in a transaction not involving a public offering.

Item 8.01 Other Events.

On June 29, 2016, the Company and Sungevity issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1and is incorporated into this Item 8.01 by reference herein.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference herein is the investor presentation dated June 29, 2016 that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Business Combination.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between the Company and Sungevity and may be deemed to be solicitation material in respect of the proposed business combination between the Company and Sungevity. The proposed business combination will be submitted to the respective stockholders of the Company and Sungevity for their approval. In connection with the proposed business combination, the Company intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 and joint proxy/consent solicitation statement/prospectus forming a part thereof. This communication is not a substitute for the registration statement and joint proxy/consent solicitation statement/prospectus that the Company will file with the SEC or any other documents that Sungevity or the Company may file with the SEC or send to their respective stockholders in connection with the proposed transaction. The registration statement and joint proxy/consent solicitation statement/prospectus will contain important information about the Company, Sungevity, the proposed business combination and related matters.  Investors and security holders are urged to read the registration statement and joint proxy/consent solicitation statement/prospectus carefully when they are available.

A copy of the definitive joint proxy/consent statement/prospectus when available will be sent to all stockholders of the Company and Sungevity as of their respective record dates to be established for seeking the required stockholder approval. Investors and stockholders will be able to obtain free copies of the registration statement and joint proxy/consent solicitation statement/prospectus and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the registration statement and joint proxy/consent solicitation statement/prospectus, once it is filed, from the Company by accessing the Company’s website at www.easterlyacquisition.com.  Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company and Sungevity, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2015. Information about the directors and officers of Sungevity and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s registration statement on Form S-4 and joint proxy/consent solicitation statement/prospectus. Investors may obtain additional information about the interests of such participants by reading such registration statement and joint proxy/consent solicitation statement/prospectus when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed business combination between the Company and Sungevity and any other statements relating to future results, strategy and plans of the Company and Sungevity (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company or Sungevity, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Sungevity, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with Sungevity’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2015 and subsequent Forms 10-Q. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1†	Agreement and Plan of Merger, dated as of June 28, 2016, by and among Easterly Acquisition Corp., Solaris Merger Sub Inc., Sungevity, Inc. and Shareholder Representative Services LLC.

10.1	Form of Voting Agreement, dated as of June 28, 2016, by and between Easterly Acquisition Corp. and certain stockholders of Sungevity, Inc.
99.1	Press Release, dated June 29, 2016.

99.2	Investor Presentation of the Company, dated June 29, 2016.

†The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: June 29, 2016	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1†	Agreement and Plan of Merger, dated as of June 28, 2016, by and among Easterly Acquisition Corp., Solaris Merger Sub Inc., Sungevity, Inc. and Shareholder Representative Services LLC.

10.1	Form of Voting Agreement, dated as of June 28, 2016, by and between Easterly Acquisition Corp. and certain stockholders of Sungevity, Inc.
99.1	Press Release, dated June 29, 2016.

99.2	Investor Presentation of the Company, dated June 29, 2016.

†The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.